UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM	5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Navistar International Corporation (the “Company”) held its Annual Meeting of Stockholders on March 10, 2014 (the “Annual Meeting”). Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

Proposal 1. The following nominees were elected to the Board of Directors to serve a one-year term expiring at the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified. There were no abstentions with respect to this matter. There were 4,605,487 broker non-votes with respect to this matter. The results of the voting for the election of directors were as follows:

Nominee	Votes For	Votes Withheld
Troy A. Clarke	61,268,617	6,061,888
John D. Correnti	44,718,312	22,612,193
Michael N. Hammes	44,683,942	22,646,563
Vincent J. Intrieri	60,881,152	6,449,353
James H. Keyes	44,667,247	22,663,258
General (Retired) Stanley A. McChrystal	44,822,351	22,508,154
Samuel J. Merksamer	44,782,823	22,547,682
Mark H. Rachesky	59,790,206	7,540,299
Michael F. Sirignano	66,741,267	589,238

The name of the remaining director who did not stand for election at the Annual Meeting and whose term of office as a director continued after such meeting is Dennis D. Williams. Mr. Williams fills a seat that is appointed by the United Automobiles, Aerospace and Agricultural Implement Workers of America (the “UAW”) and is not elected by stockholders. His term of office continues until his removal by the UAW.

Proposal 2. The Company’s stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2014. The results of the voting for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2014 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
71,566,518	154,307	215,167	0

Proposal 3. The Company’s stockholders approved the non-binding advisory vote on executive compensation. The results of the voting on the non-binding advisory vote on executive compensation were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
44,279,936	16,229,682	6,820,887	4,605,487

Proposal 4. The Company’s stockholders approved a stockholder proposal submitted by GAMCO Asset Management, Inc. requesting that the Board of Directors of the Company redeem the rights issued pursuant to the Rights Agreement, dated June 19, 2012, unless the holders of a majority of the outstanding shares of common stock approve the issuance at a meeting of the stockholders held as soon as practical. The results of the voting on the stockholder proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
59,021,618	4,591,029	404,913	7,867,737

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ WALTER G. BORST
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: March 12, 2014